                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

       WESTERN INVESTMENT REAL ESTATE TRUST
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                      WESTERN INVESTMENT REAL ESTATE TRUST
                             3450 CALIFORNIA STREET
                        SAN FRANCISCO, CALIFORNIA 94118
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 11, 1995

    Notice is hereby given that the annual meeting of the shareholders of Western Investment Real Estate Trust will be held at the Bank of America Center, Bankers Club of San Francisco, Pacific Room, 52nd Floor, 555 California Street, San Francisco, California, at 10:00 a.m., on Thursday, May 11, 1995, for the following purposes:

    (1) To elect two trustees to Class I for three-year terms to expire at the conclusion of the 1998 annual meeting.

    (2) To approve the appointment of independent auditors for the Trust.

    (3) To transact any other business that may properly come before the meeting.

    All shareholders of record at the close of business on March 14, 1995, are entitled to vote at the meeting.

    A majority of the outstanding shares must be represented at the meeting in person or by proxy in order to transact business. TO ASSURE A PROPER
REPRESENTATION AT THE MEETING PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. Your proxy will not be used if you are personally present at the meeting and you indicate a desire to revoke such proxy or if a subsequently dated proxy of yours is delivered prior to or at the meeting.

Dated:  San Francisco, California
        March 28, 1995

                                    BARBARA J. DONHAM
                                    SECRETARY

If your shares are held in the name of a brokerage firm, bank, nominee or other institution, only it can vote your shares. Please PROMPTLY CONTACT the person responsible for your account and GIVE INSTRUCTIONS for your shares to be voted.

                      WESTERN INVESTMENT REAL ESTATE TRUST
                             3450 CALIFORNIA STREET
                        SAN FRANCISCO, CALIFORNIA 94118
                                PROXY STATEMENT

    THIS STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF WESTERN INVESTMENT REAL ESTATE TRUST, hereinafter called the Trust, for use at the annual meeting of shareholders to be held on Thursday, May 11, 1995, at 10:00 a.m., at the Bank of America Center, Bankers Club of San Francisco, Pacific Room, 52nd Floor, 555 California Street, San Francisco, California, and at any and all adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. The cost of soliciting proxies will be borne by the Trust. In addition to solicitation by mail, proxies may be solicited personally or by telephone by trustees, officers or other employees of the Trust.

    Only shareholders of record of the Trust at the close of business on March 14, 1995, will be entitled to vote at the annual meeting. The approximate date on which the proxy statement and form of proxy are first sent or given to shareholders will be March 30, 1995.

    You are requested to sign, date and return the accompanying proxy in the enclosed envelope. Proxies duly executed and received by the Trust on or before 10:00 a.m. on May 11, 1995, will be voted in accordance with the instructions thereon. Such proxies may be revoked by executing and delivering to the Trust a written revocation or by executing and delivering a subsequently dated proxy before or at the meeting or by voting by ballot at the meeting.

    As of the record date, 16,745,026 shares of the Trust's shares of beneficial interest were issued and outstanding, each of which is entitled to one vote at the annual meeting. There will be no cumulative voting for the election of trustees.

                              ELECTION OF TRUSTEES

NOMINEES

    Two members of the Board of Trustees (Class I) are to be elected at the 1995 annual meeting. Under the terms of the Declaration of Trust, the five trustees who are not up for election this year will continue to serve until they stand for election as provided in the Declaration of Trust. In 1996, three of such trustees (Class II) will stand for election for a three-year term. In 1997, the remaining two trustees (Class III) will stand for election for a three-year term. All proxies received by the Trust will be voted in accordance with the specifications on the proxy. Unless the proxy specifies otherwise, proxies held by the trustees will be voted in the manner described below under "Voting" for the election of the two nominees listed under "Trustees and Executive Officers," to hold office until the expiration of their three-year term and until their respective successors shall be elected and qualified. In the unanticipated event that either of the current nominees declines to or cannot be a candidate at the annual meeting, all proxies held by the trustees will be voted in favor of the remaining nominee and for such substitute nominee (if any) as shall be designated by the trustees.

    Each of the two nominees, if elected, will serve for a three-year term to expire at the conclusion of the 1998 annual meeting of shareholders and until their respective successors shall be elected and qualified.

VOTING

    Each shareholder will be entitled to cast one vote for each share registered in his or her name on the record date of March 14, 1995, for each of the trustee positions to be filled. There will be no cumulative voting for the election of trustees.

    All shares represented by proxies solicited by the trustees will be voted in equal shares for the two nominees named hereafter, unless a proxy specifies otherwise. The two nominees receiving the greatest number of affirmative votes shall be elected to the office of trustee. The withholding of a vote for a nominee will have the practical effect of voting against that nominee.

TRUSTEES AND EXECUTIVE OFFICERS

    Information regarding the two Class I trustees nominated for election as trustees this year for a term of three years expiring at the conclusion of the 1998 annual meeting of shareholders is set forth below:

                                                                                   SHARES BENEFICIALLY
                                                                                    OWNED DIRECTLY OR
                                                                     TRUSTEE         INDIRECTLY AS OF         TERM TO
            NAME                      PRINCIPAL OCCUPATION            SINCE          MARCH 1, 1995(1)          EXPIRE
- ----------------------------  ------------------------------------  ----------  --------------------------  ------------
John R. Beckett               Mr.  Beckett,  76,  is  the  retired     1991           10,000(0.06%)             1995
                              President,  Chief  Executive Officer                                           (Class I)
                              and Chairman of the Board of  Trans-
                              america Corporation. During the past
                              five  years his principal occupation
                              has been  serving as  a director  of
                              corporations, including Trans-
                              america   Corp.,  Bank  of  America,
                              Clorox and  American President  Co.,
                              and as a business consultant.
Dennis D. Ryan                Mr.  Ryan, 39,  is a  Vice President     1994            2,952(0.02%)(2)          1995
                              and the Chief  Financial Officer  of                                           (Class I)
                              the  Trust.  Mr.  Ryan,  a  CPA, was
                              appointed Chief Financial Officer on
                              February  1,  1994.  He  joined  the
                              Trust  in September of  1993 as Con-
                              troller, was  appointed Vice  Presi-
                              dent,  Finance,  effective  November
                              1993, and was appointed to the Board
                              of Trustees in August of 1994. Prior
                              to joining the Trust, Mr. Ryan was a
                              financial and real estate consultant
                              to a  variety of  clients. Prior  to
                              1992,  he was  a Vice  President and
                              Chief Financial Officer of  Reininga
                              Corporation,   a   shopping   center
                              development,  leasing  and  property
                              management firm.

    Information regarding the trustees who are not standing for election this year is set forth below:

                                                                                   SHARES BENEFICIALLY
                                                                                    OWNED DIRECTLY OR
                                                                     TRUSTEE         INDIRECTLY AS OF         TERM TO
            NAME                      PRINCIPAL OCCUPATION            SINCE          MARCH 1, 1995(1)          EXPIRE
- ----------------------------  ------------------------------------  ----------  --------------------------  ------------
O.A. Talmage                  Mr. Talmage, 71, is the Chairman  of     1962          150,799(0.90%)(3)          1996
                              the Board of Trustees, President and   Founder                                 (Class II)
                              Chief   Executive  Officer   of  the
                              Trust. During  the past  five  years
                              his  principal  occupation  has been
                              officer and trustee of the Trust. He
                              was a  member of  the Board  of  Di-
                              rectors  of  Bay  View  Federal Bank
                              through December 31, 1991.
James L. Stell                Mr. Stell, 71,  is the retired  Vice     1985           17,000(0.10%)(4)          1996
                              Chairman   of  the  Board  of  Lucky                                           (Class II)
                              Stores. During the  past five  years
                              his  principal  occupation  has been
                              trustee of the Trust.
William A. Talmage            Mr. Talmage,  47,  is  an  Executive     1986           22,226(0.13%)(5)          1996
                              Vice  President and  the Chief Oper-                                           (Class II)
                              ating Officer of  the Trust.  During
                              the  past  five years  his principal
                              occupation has been trustee and  of-
                              ficer  of the Trust  and through De-
                              cember 1990 he  was involved in  the
                              management  of DeWolf  Realty Co., a
                              real property management company. He
                              is the son of O.A. Talmage, trustee,
                              Chairman of the Board, President and
                              Chief  Executive   Officer  of   the
                              Trust.
Chester R. MacPhee, Jr.       Mr.  MacPhee, 61, is the retired Ex-     1971          251,743(1.50%)(6)          1997
                              ecutive  Vice  President  and  Chief                                          (Class III)
                              Financial Officer of the Trust. Dur-
                              ing   the   past   five   years  his
                              principal   occupation   has    been
                              officer and trustee of the Trust.
Reginald B. Oliver            Mr.   Oliver,   56,  is   a  private     1984           48,000(0.29%)(7)(8)       1997
                              investor. Until  April 1,  1990,  he                                          (Class III)
                              was  Executive Vice President of the
                              Pershing  Division   of   Donaldson,
                              Lufkin    &    Jenrette   Securities
                              Corporation, an  investment  banking
                              firm, and continues to be associated
                              with the firm as a consultant.
All executive officers and trustees (7) persons...................      --           502,720(3.00%)(9)           --

- --------------------------
(1) The number and percentage of shares shown in this table reflect beneficial ownership in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, including shares that are not owned but as to which options are outstanding and may be exercised within 60 days of the date of this proxy statement. Shares owned in certain cases reflect the lapse of stock options that were included in the prior-year proxy. There were no sales of shares by the trustees during 1994.
(2) Includes beneficial ownership of 2,000 shares that may be acquired within 60 days pursuant to stock options awarded under the Trust's Nonqualified Stock Option Plan.

(3) Includes beneficial ownership of 28,200 shares that may be acquired within 60 days pursuant to stock options awarded under the Trust's Nonqualified
     Stock Option Plan.
(4) Includes beneficial ownership of 2,000 shares that may be acquired within 60 days pursuant to stock options awarded under the Trust's Nonqualified
     Stock Option Plan.
(5) Includes beneficial ownership of 8,000 shares that may be acquired within 60 days pursuant to stock options awarded under the Trust's Nonqualified
     Stock Option Plan.
(6) Includes beneficial ownership of 8,000 shares that may be acquired within 60 days pursuant to stock options awarded under the Trust's Nonqualified
     Stock Option Plan.
(7) Includes beneficial ownership of 2,000 shares that may be acquired within 60 days pursuant to stock options awarded under the Trust's Nonqualified
     Stock Option Plan.
(8) Includes 3,000 shares held by Mr. Oliver's wife as custodian for their minor children. Mr. Oliver disclaims any ownership of such shares.
(9) All executive officers of the Trust are trustees. In addition to the 502,720 shares indicated above, a Trustee Emeritus beneficially owned
     96,533 shares as of 3/1/95, which would increase the total held by all executive officers, trustees and Trustees Emeritus to 599,253, or 3.58% of total shares outstanding.

BOARD AND COMMITTEE MEETINGS

    During 1994, the Board of Trustees held four meetings. The Executive Committee of the Board of Trustees presently comprises O.A. Talmage, William A. Talmage, Chester R. MacPhee, Jr., and Dennis D. Ryan. The Committee maintains such powers and exercises such duties of the Board of Trustees in the management of the business of the Trust as are delegated to it from time to time by the Board of Trustees. The Executive Committee held 18 meetings in 1994.

    The Trust has no standing nominating committee. It does have an Audit Committee that meets with the Trust's auditors at least annually to review accounting and auditing procedures, to report to the Board of Trustees any recommended changes in auditing procedures and to recommend to the Board of Trustees at the close of each fiscal year the independent auditing firm to be selected for the ensuing fiscal year. The Audit Committee presently comprises James L. Stell, Reginald B. Oliver, John R. Beckett and Chester R. MacPhee, Jr. The committee held two meetings in 1994.

    The Compensation Committee is responsible for administering and approving compensation for trustees and officers and certain other employees. The Compensation Committee held two meetings in 1994. The Committee presently comprises Reginald B. Oliver, James L. Stell, John R. Beckett and Chester R. MacPhee, Jr.

    Each of the trustees attended at least 75% of the total number of board meetings and meetings of committees on which they served in 1994.

OWNERSHIP OF SHARES

    The Trust has one outstanding class of voting securities, comprising shares of beneficial interest without par value.

    The following table sets forth beneficial ownership of the Trust's shares with respect to each person known by the Trust to own more than 5% of outstanding shares as of December 31, 1994.

NAME AND BUSINESS                                                         AMOUNT & NATURE OF
ADDRESS OF BENEFICIAL OWNERS                                             BENEFICIAL OWNERSHIP   PERCENT OF SHARES
- -----------------------------------------------------------------------  ---------------------  ------------------
The Capital Group Companies, Inc. and                                          1,205,010(1)            7.2%
Capital Research and Management Co.
333 South Hope Street
Los Angeles, CA 90071
Smith Barney Inc. and Smith Barney Holdings, Inc.                              1,179,232               7.1%
1345 Avenue of the Americas
New York, NY 10105
  and their parent company
The Travelers Inc.
65 East 55th Street
New York, NY 10022
LaSalle Advisors Limited Partnership                                             887,752               5.3%
11 South LaSalle Street
Chicago, IL 60603

- ------------------------
(1) Capital Guardian Trust Company and Capital Research and Management Company, operating subsidiaries of The Capital Group Companies, Inc., exercised as of December 31, 1994, investment discretion with respect to 2,610 and 1,202,400 shares, respectively, or a combined total of 7.2% of outstanding shares of the Trust. Such shares are beneficially owned by various institutional investors. No managed account by itself owns 5% or more of outstanding shares as of December 31, 1994.

    Additionally, CEDE, a stock depository for brokers and other nominees, as of the record date, holds approximately 14,240,644 shares, or 84% of the Trust's outstanding shares, in its capacity as a stock depository.

COMPENSATION OF TRUSTEES

    During 1994, John R. Beckett, Reginald B. Oliver, James L. Stell, and Chester R. MacPhee, Jr., each received an annual independent trustee fee of $14,000 and $500 for each Board meeting or Board committee meeting attended, other than Executive Committee meetings. Mr. MacPhee was paid $500 per quarter for serving on the Executive Committee. Mr. MacPhee received a prorated portion of the $14,000 annual fee for the period February 1, 1994, through December 31, 1994. He received a salary through January 31, 1994, the date of his resignation as EVP and CFO. Management trustees and officers receive no compensation from the Trust other than that shown in the Compensation Table set forth hereafter for serving as trustees or attending meetings.

    The independent trustees (other than members of the Compensation Committee) may be awarded stock options pursuant to the Trust's Nonqualified Stock Option Plan. No options were granted to any of the independent trustees during 1994.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table  shows for the  fiscal years ending  December 31,  1994,
1993 and 1992, certain compensation paid by the Trust to its Chief Executive Officer and the other most highly compensated executive officers whose compensation exceeded $100,000 at December 31, 1994:

                           SUMMARY COMPENSATION TABLE

                                                                                                     LONG TERM
                                                        ANNUAL COMPENSATION                        COMPENSATION
                                   -------------------------------------------------------------      AWARDS
                                                                                 OTHER ANNUAL     ---------------      ALL OTHER
   NAME AND PRINCIPAL POSITION       YEAR       SALARY ($)       BONUS ($)       COMPENSATION         OPTIONS       COMPENSATION(1)
- ---------------------------------  ---------  --------------  ---------------  -----------------  ---------------  -----------------
O.A. Talmage                            1994  $   275,000                0                 0            51,000               0(2)
  President & CEO                       1993      275,000                0                 0            45,000               0(2)
  Chairman of the Board                 1992      275,000                0                 0                 0               0(2)
William A. Talmage                      1994      135,000(3)             0         $     794(4)         15,000       $   8,100(5)
  Executive Vice President              1993      130,000(3)             0               794(4)              0           3,900(5)
  & Chief Operating Officer             1992      115,000(3)             0               794(4)              0           3,300(5)
Dennis D. Ryan                          1994      115,833(3)             0               293(4)         15,000           5,975(5)
  Vice President & Chief                1993           --(6)        --                    --                --              --
  Financial Officer                     1992           --(6)        --                    --                --              --

- --------------------------
(1) None of the named individuals received perquisites that exceeded the lesser of 10% of annual compensation or $50,000.
(2) Eligible for Trustee Emeritus Program and Death and Disability Program described hereinafter.
(3) Includes amounts earned but deferred under the Trust's 401(k) Plan at the election of the executive.
(4) Cost of life insurance paid by the Trust for the benefit of the named executives.
(5) Comprises the Trust's employer matching contribution and discretionary contribution under 401(k) Plan.
(6) Dennis D. Ryan became an executive officer in 1994. His compensation for 1992 or 1993 is not required to be disclosed.

COMPENSATION PURSUANT TO PLANS

    The Trust has a Trustee Emeritus Program, a Death and Disability Program and a Nonqualified Stock Option Plan, each of which were approved and adopted by the shareholders. The Trust also has a Tax Qualified Retirement Plan pursuant to
Section 401(k) of the Internal Revenue Code, which was adopted during 1990. During 1994, the Trust had no other bonus, profit-sharing, stock purchase, deferred compensation or other remuneration or incentive plan in effect or in effect since the date of its organization.

TRUSTEE EMERITUS PROGRAM AND DEATH AND DISABILITY PROGRAM

    Four persons, Chester R. MacPhee, Sr., Bernard Etcheverry, O.A. Talmage and Chester R. MacPhee, Jr. are eligible to participate in the Trust's Trustee Emeritus, and Death and Disability programs. Chester R. MacPhee, Sr., a founder, elected to become a Trustee Emeritus effective January 1, 1991, and subsequently, on August 1, 1994, qualified for disability benefits under the Death and

Disability Program. Bernard Etcheverry, a founder, elected to become a Trustee Emeritus effective January 1, 1993. These programs were adopted by the Trust in 1986 to replace the then existing Retirement Benefits Plan that covered the above individuals.

    A participant under the Trustee Emeritus program is eligible to become a trustee emeritus on reaching age 65 and ceasing to be a trustee and officer of the Trust. A trustee emeritus is required to be available to provide advice and counsel to the Trust regarding Trust properties and investments. Participants under the Trust's Death and Disability Program and their present spouses are eligible for certain benefits in the case of death or disability.

    The amount payable to a participant under either program is $60,000 per annum ($75,000 per annum for Chester R. MacPhee, Sr.) subject to increase at the discretion of the Board of Trustees. Under the Death and Disability Program, payments continue until the number of payments received under both programs equals the number of months the participant served as a trustee or officer or, if sooner, until the death of the last to survive of the participant and his spouse.

    If the Trust is terminated or an eligible trustee or an eligible trustee emeritus is removed other than for good cause shown or not reelected as a trustee, the trustee will be entitled to receive as a lump sum severance payment an amount equal to the actuarially determined present value of the payments he would have received under the programs. If an eligible trustee or trustee emeritus is removed as a result of a change of control in the Trust the severance payments made under the programs may be subject to provisions of the Internal Revenue Code, which impose an excise tax payable by the recipient on certain excess payments and make such payments not deductible by the Trust. Where such Internal Revenue Code sections are applicable, the severance payments, or portions thereof, which are subject to such excise tax will be increased by dividing the amounts subject to excise tax by 25%. Messrs. MacPhee, Sr., Talmage, Etcheverry and MacPhee, Jr. would have been entitled to $253,000, $561,000, $1,042,000 and $835,000, respectively, had they qualified for increased lump sum severance payments in connection with a change of control under the programs as of December 31, 1994. The four persons eligible for benefits under the programs, as a group, would have been entitled to receive a total of $2,691,000, had they all qualified for increased lump sum severance payments under the programs as of December 31, 1994. Compensation under the Trustee Emeritus Program will be expensed as earned by the trustee emeritus. The Death and Disability Program is unfunded; however, Death and Disability Program costs are accrued. Each of the participants has satisfied the time in service requirements for the programs.

NONQUALIFIED STOCK OPTION PLAN

    Under the Nonqualified Stock Option Plan (the "Plan") for trustees, officers and employees of the Trust, the Compensation Committee of the Board of Trustees determines the persons to whom options are granted, the time at which options are granted to each person, and the terms and conditions of exercise of options. A maximum of three hundred thousand (300,000) shares of beneficial interest may be issued under the Plan. The exercise price per share is the fair market value at the date of the grant. Each option vests and becomes exercisable as to 20% of the shares covered by each grant at the end of each year for five years. No option is exercisable after six years from the date of the grant. Options to purchase shares have been granted as follows:

              TOTAL NO.
            OF UNEXPIRED
               OPTIONS     PRICE PER
GRANT DATE     GRANTED       SHARE
- ----------  -------------  ---------
 11/20/89         36,500   $   18.00
 11/18/91         35,300       11.44
 11/23/92         15,400       12.63
 11/11/93         67,000       13.81
  6/28/94         25,000       13.88
 11/11/94         81,800       12.31

    In each instance, the option price was 100% of the fair market value at the date of the grant.

STOCK OPTION GRANTS AND EXERCISES

    Stock options were granted to the executive officers during 1994 as shown on the following table:

                  STOCK OPTION GRANTS IN THE LAST FISCAL YEAR

                                                       PERCENT OF                                POTENTIAL REALIZABLE
                                                          TOTAL                                    VALUE AT ASSUMED
                                                         OPTIONS                                ANNUAL RATES OF SHARE
                                                       GRANTED TO                                 PRICE APPRECIATION
                                                        EMPLOYEES    EXERCISE                      FOR OPTION TERM
                                            OPTIONS     IN FISCAL    OR BASE     EXPIRATION    ------------------------
                  NAME                    GRANTED(1)      YEAR        PRICE         DATE           5%           10%
- ----------------------------------------  -----------  -----------  ----------  -------------  -----------  -----------
O.A. Talmage                                   25,000       100.0%   $   13.88      6/14/2000  $   117,900  $   267,100
                                               26,000        31.8%       12.31     11/11/2000      108,800      246,400
William A. Talmage                             15,000        18.3%       12.31     11/11/2000       62,800      142,200
Dennis D. Ryan                                 15,000        18.3%       12.31     11/11/2000       62,800      142,200

- ------------------------
(1) Options are exercisable as to 20% of the shares covered by the grant at the end of each year for five years. No option is exercisable after six years from the date of grant. No SARs have been granted.

    The number and value of unexercised options at year-end 1994 are shown on the following table:

                          FISCAL YEAR-END OPTION VALUE

                                                                                          VALUE OF UNEXERCISED
                                                          NUMBER OF UNEXERCISED           IN-THE-MONEY OPTIONS
                                                       OPTIONS AT DECEMBER 31, 1994     AT DECEMBER 31, 1994(1)
                                                     --------------------------------  --------------------------
                       NAME                             EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
- ---------------------------------------------------  --------------------------------  --------------------------
O.A. Talmage                                                   28,200/91,800              $    10,332/$21,578
William A. Talmage                                              8,000/19,000                    8,610/ 14,215
Dennis D. Ryan                                                  2,000/23,000                       --/  8,475

- ------------------------
(1) Fair market value of shares at December 31, 1994 ($12.875) minus the exercise price of the in-the-money options ($11.440 and $12.310). No options were exercised during 1994.

TAX QUALIFIED RETIREMENT PLAN PURSUANT TO IRS CODE SECTION 401(K)

    The Trust adopted a Tax Qualified Retirement Plan pursuant to Section 401(k) (the "401(k) Plan") in 1990. Under the 401(k) Plan, the Trust makes contributions as follows: (a) the total amount of compensation deferred by all eligible employees through salary-deferral contributions to the 401(k) Plan; (b) a discretionary matching contribution equal to a percentage of the amount of employee salary-deferral contributions, which percentage will be determined each year by the Trust; and (c) a discretionary contribution determined each year by the Trust. All salaried employees are eligible to become 401(k) Plan participants on completion of six months of employment and the attainment of age 21; however, under the 401(k) Plan the Trust will not make discretionary matching contributions or discretionary profit-sharing contributions on behalf of Chester R. MacPhee, Sr., O.A. Talmage, Bernard Etcheverry and Chester R. MacPhee, Jr., inasmuch as they are eligible to participate in the Trustee Emeritus Program and Death and Disability Program. Compensation deferrals and discretionary matching contributions are fully vested and any discretionary contributions become vested as follows: 20% at 2 years of service; 40% at 3 years of service; 60% at 4 years of service; 80% at 5 years of service and 100% at 6 years of service. For the year 1994, the Trust made approximately $81,442 of discretionary contributions for all eligible employees. Inasmuch as the 401(k) Plan is a defined contribution plan, rather than a defined benefit plan, it is not possible to definitively estimate annual benefits upon retirement.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Trustees ("Committee"), composed during 1994 of four non-employee trustees, is responsible for administering and approving salaries for trustees, officers and department heads, as well as any employee earning a base salary of $60,000 per year or above. In addition, the Committee reviews the general compensation strategy and approves the percentage-range increases for all staff members. The review process includes performance evaluation as well as consideration for promotion and succession.

COMPENSATION PHILOSOPHY AND OBJECTIVES

    It is the philosophy of the Compensation Committee and the Trust that in order to meet the Trust's goal to increase long-term shareholder value, the Trust must develop and maintain a compensation program that attracts, motivates and retains qualified executives.

    The compensation program comprises a base salary, 401(k) plan and stock option plan. The Committee reviews the compensation program annually. The Committee consults several sources of information and data related to salary trends in similar companies and other real estate investment trusts. The Committee also evaluates the Trust's operating performance, financial position and the results compared with the industry and real estate in general. The primary measure of performance reviewed by the Committee is the level of funds from operations generated and available for distribution to shareholders.

BASE SALARY

    Executive salaries are determined through an evaluation of the responsibilities of the position held and the experience of the individual and by reference to salary levels paid in comparable companies for comparable positions. Consideration is also given to the Trust's financial performance and the attainment of certain individual non-financial objectives during the preceding year. The Committee monitors on an annual basis total administrative expenses as a percentage of assets and intends to compare favorably to other real estate investment trusts.

    No increase in base salary was granted during 1994 to Mr. O.A. Talmage, the Trust's Chief Executive Officer. Mr. Talmage's base salary of $275,000 remains unchanged from fiscal year 1990. Each year in determining the base salary of Mr. Talmage, the Committee considers the Trust's earnings, growth in funds from operations and dividends paid per share.

STOCK OPTIONS

    The Compensation Committee believes that the best interests of shareholders and executives will be closely aligned by providing executives, as well as other key officers and employees who have substantial responsibility for the management of the Trust and its assets, an opportunity to increase their ownership in the Trust. Stock option award levels are based on the recipient's responsibilities, ability to influence shareholder value and total compensation. Stock options provide a long-term incentive for the creation of shareholder value because a stock option provides a benefit only from appreciation in the price of the Trust's shares of beneficial interest over the term of the option.

    During 1994, eleven employees received stock option grants, including the Chief Executive Officer. Mr. Talmage, the CEO, was granted options to purchase 51,000 shares of beneficial interest, as set forth in the Stock Option Grant Table. No benefit will inure to Mr. Talmage or any other recipient unless stock price appreciation occurs over the term of the option.

                                          Submitted by the Compensation
                                          Committee
                                          Reginald B. Oliver, CHAIRMAN
                                          John R. Beckett
                                          Chester R. MacPhee, Jr.
                                          James L. Stell

COMPANY PERFORMANCE

                       PERFORMANCE MEASUREMENT COMPARISON
                                  TOTAL RETURN
                      WESTERN INVESTMENT REAL ESTATE TRUST
                     NAREIT EQUITY INDEX AND S&P 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             WIRET      NAREIT EQUITY INDEX (2)       S&P 500 INDEX
89              $100                           100                100
90             81.77                         84.65              96.83
91             71.42                        114.86             126.41
92             84.73                        131.62              136.1
93             95.82                        157.49              149.7
94            105.09                        162.49             159.27

- ------------------------
(1) The total return on investment (change in the year-end share price plus reinvested dividends) for each of the periods for the Trust, the NAREIT Equity Index (peer group) and the S&P 500 Index.

(2) The NAREIT Equity Index includes 173 tax-qualified REITS (all of which are listed on either the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market System). The 173 REITS have a total market capitalization of $38.8 billion. The NAREIT Equity Index is maintained by the National Association of Real Estate Investment Trusts, Washington, D.C.

                            APPOINTMENT OF AUDITORS

    KPMG Peat Marwick LLP, Certified Public Accountants, were the auditors for the Trust for the year ended 1994. The Board of Trustees has appointed KPMG Peat Marwick LLP as auditors for the year ending December 31, 1995, and recommends to the shareholders that such appointment be approved. Representatives of KPMG Peat Marwick LLP are expected to attend the annual meeting with the opportunity to make a statement if desired and are also expected to be available to respond to appropriate questions from the shareholders at the annual meeting.

                                 OTHER BUSINESS

    The management of the Trust knows of no matters to be brought before the meeting other than those set forth in the Notice of Annual Meeting of Shareholders. If, however, any other matters of which management is not now aware are presented for action, it is the intention of the proxy holders named in the enclosed proxy to vote in accordance with their discretion on such matters. The giving of the proxy does not preclude the right to vote in person should the shareholder giving it so desire, as the proxy may be revoked at any time prior to its having been exercised.

SHAREHOLDER PROPOSALS

    Any shareholder proposal to be submitted for inclusion in proxy-soliciting material for the 1996 annual shareholder's meeting must be received by the Secretary of the Trust no later than December 2, 1995.

Dated: San Francisco, California
      March 28, 1995

                                          BARBARA J. DONHAM
                                          SECRETARY

- --------------------------------------------------------------------------------

A COPY OF THE TRUST'S 1994 ANNUAL REPORT ON FORM 10-K FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS, WILL BE PROVIDED WITHOUT CHARGE TO EACH SHAREHOLDER WHO SENDS A WRITTEN REQUEST TO INVESTOR RELATIONS, WESTERN INVESTMENT REAL ESTATE TRUST, AT 3450 CALIFORNIA STREET, SAN FRANCISCO, CALIFORNIA 94118.
- --------------------------------------------------------------------------------

                      WESTERN INVESTMENT REAL ESTATE TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 11, 1995
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby appoints O. A. Talmage, Chester R. MacPhee, Jr., Reginald B. Oliver, James L. Stell, William A. Talmage, John R. Beckett and Dennis D. Ryan as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of Western Investment Real Estate Trust held of record by the undersigned on March 14, 1995, at the annual meeting of shareholders to be held on May 11, 1995 or any adjournment thereof.

    Should the undersigned be present and choose to vote at the meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Trust at the meeting of the shareholder's decision to terminate this proxy, then the power of the attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Trust or by duly executing a proxy bearing a later date.

 THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSITIONS.

1.    The election as trustees of all nominees listed below (except as marked to the contrary).

                        / / FOR                            / / VOTE WITHHELD

 INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S
                                      NAME IN THE LIST BELOW.

                                 JOHN R. BECKETT AND DENNIS D. RYAN

2.    Ratification of the  appointment of  KPMG Peat  Marwick LLP as  auditors for  the fiscal  year ending December 31, 1995.

       / / FOR                            / / AGAINST                            / / ABSTAIN

3.    In  their discretion,  the Proxies  are authorized  to vote  upon such  other business  as may properly come before the meeting or any adjournment or postponement thereof.

                IMPORTANT: PLEASE DATE AND SIGN ON REVERSE SIDE.

    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF TRUSTEES KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                                               The    undersigned   acknowledges
                                           receipt from the Trust, prior to  the
                                           execution of this proxy, of notice of
                                           the  Meeting, a Proxy Statement dated
                                           March 28, 1995  and an Annual  Report
                                           to shareholders.
                                           Dated: ________________________, 1995
                                           _____________________________________
                                           Signature of Shareholder
                                           _____________________________________
                                           Signature of Shareholder
                                           Please  sign exactly  as your name(s)
                                           appear(s) to the  left. When  signing
                                           as attorney, executor, administrator,
                                           trustee or guardian, please give your
                                           full   title.  If   shares  are  held
                                           jointly, each holder should sign.

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.